                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 29, 2000 included in Exide Corporation and subsidiaries Form 10-K for the year ended March 31, 2000 and to all references to our Firm included in this registration statement.

                                                             ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
June 29, 2000